UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DEFI CAPITAL MARKETS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DEFI CAPITAL MARKETS, INC.

11407 Cronhill Drive, Suite A

Owings Mills, Maryland 21117

SUPPLEMENT TO PROXY STATEMENT

FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

On October 20, 2026, DeFi Capital Markets, Inc. (“DeFi Capital”) filed its proxy statement for its annual meeting of stockholders to be held on November 18, 2026 (the “Proxy Statement”) with the Securities and Exchange Commission, which Proxy Statement included the proxy card (the “Proxy Card”). That Proxy Card contained a typographical error in the numbering of the directors nominated for election. DeFi Capital is filing this supplement to its Proxy Statement to provide a corrected Proxy Card. All other information contained in the Proxy Statement and Proxy Card is correct.

This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this supplement does not modify any information in the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.

Thank you.

DeFi Capital Markets, Inc.

1UPX 01 - Milton C. Ault, III 02 - Ronald A. Seff For Against Abstain For Against Abstain DeFi Capital Markets, Inc. Proposals — The Board of Directors unanimously recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. A 04C9HD Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2. To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve an amendment of our Articles of Incorporation to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time. Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 1. Election of Class I directors for a term of three (3) years ending at the annual meeting of stockholders to be held in 2029: For Against Abstain For Against Abstain 4. To approve an amendment of our Articles of Incorporation to authorize 25,000,000 shares of class B common stock. 5. To approve, for purposes of complying with Rule 713(a) of the NYSE American, the issuance by the Company of additional shares of common stock underlying the Company’s convertible notes issued or issuable pursuant to the Amended and Restated Securities Purchase Agreement dated October 9, 2026. For Against Abstain For Against Abstain 6. To approve one or more adjournments of the Meeting to later dates or times, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting. For Against Abstain Online Go to www.envisionreports.com/DCM or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DCM Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DCM Notice of Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — November 18, 2026 The undersigned, revoking all prior proxies, does hereby appoint HARVEY B. GROSSBLATT, JAMES B. HUFF, MILTON C. AULT, III and JAMES M. TURNER or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of DeFi Capital Markets, Inc., to be held on November 18, 2026, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MY4NSRH, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” all the nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy – DeFi Capital Markets, Inc. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/DCM 2026 Annual Meeting of DeFi Capital Markets, Inc. Stockholders The 2026 Annual Meeting of Stockholders of DeFi Capital Markets, Inc. will be held on November 18, 2026 at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/MY4NSRH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.